Exhibit 21.1

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
0827965 B.C. Ltd.	British Columbia, Canada
1063189 B.C. Ltd.	British Columbia, Canada
AB Blue Acquisition, LLC	Delaware
Aegean Blue Holdings Ltd	Cyprus
AHC Professionals, S.C.	Mexico
AHC Professionals US Majority, LLC	Nevada
AHC Professionals US Minority, LLC	Nevada
AKGI-St. Maarten N.V.	Delaware/ Dutch West Indies
Ameristate Title, LLC	Florida
Bridgespire Financial Services, Inc.	Nevada
Chestnut Farms, LLC	Nevada
Citrus Insurance Company, Inc.	Nevada
Club Intrawest Management SRL de CV	Mexico
Club Intrawest Mexico Food and Beverage SRL de CV	Mexico
Club Resorts MEPE	Greece
Collie Inversion Inmobilario Santa Cruz SL	Spain
Crescent One, LLC	Florida
Cumberland Gate, LLC	Delaware
DestinationXchange, LLC	Delaware
Diamond Asia Development, Inc.	Delaware
Diamond Resorts AB Acquisition Company Ltd	England and Wales
Diamond Resorts Beachwoods Development, LLC	Delaware
Diamond Resorts Beach Quarters Development, LLC	Delaware
Diamond Resorts Boardwalk Development, LLC	Delaware
Diamond Resorts (Europe) Limited	England and Wales
Diamond Resorts (Europe) Limited – Austrian branch	Austria
Diamond Resorts (Europe) Limited – Bulgarian branch	Bulgaria
Diamond Resorts (Europe) Limited - French Branch	France
Diamond Resorts (Europe) Limited - Greek Branch	Greece
Diamond Resorts (Europe) Limited - Irish Branch	Ireland
Diamond Resorts (Europe) Limited – Italian branch	Italy
Diamond Resorts (Europe) Limited - Malta Branch	Malta
Diamond Resorts (Europe) Limited – Norwegian branch	Norway
Diamond Resorts (Europe) Limited – Portuguese branch	Portugal
Diamond Resorts (Europe) Limited – Spanish branch	Spain
Diamond Resorts (Group Holdings) PLC	England and Wales
Diamond Resorts (Holdings) Limited	England and Wales
Diamond Resorts Broome Park Golf Limited	England and Wales

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
Diamond Resorts California Collection Development, LLC	Delaware
Diamond Resorts Canada, Ltd.	British Columbia, Canada
Diamond Resorts Canada Receivables, LLC	Delaware
Diamond Resorts Centralized Services Company	Delaware
Diamond Resorts Citrus Share Holding, LLC	Delaware
Diamond Resorts Coconut Beach Development, LLC	Nevada
Diamond Resorts Coral Sands Development, LLC	Delaware
Diamond Resorts Corporation	Maryland
Diamond Resorts Cypress Pointe I Development, LLC	Delaware
Diamond Resorts Cypress Pointe II Development, LLC	Delaware
Diamond Resorts Cypress Pointe III Development, LLC	Delaware
Diamond Resorts Daytona Development, LLC	Delaware
Diamond Resorts Depositor 2008, LLC	Delaware
Diamond Resorts Desert Isle Development, LLC	Nevada
Diamond Resorts Deutschland Betriebsgesellschaft GmbH	Germany
Diamond Resorts Deutschland Holding GmbH (DRDH)	Germany
Diamond Resorts Deutschland Vertriebsgesellschaft GmbH	Germany
Diamond Resorts Developer and Sales Holding Company	Delaware
Diamond Resorts DPM Development, LLC	Nevada
Diamond Resorts Epic Mortgage Holdings, LLC	Delaware
Diamond Resorts Excursions SL	Spain
Diamond Resorts Fall Creek Development, LLC	Delaware
Diamond Resorts Finance Holding Company	Delaware
Diamond Resorts Financial Services Ltd	England and Wales
Diamond Resorts Financial Services, Inc.	Nevada
Diamond Resorts Flamingo Development, NV	Dutch West Indies
Diamond Resorts Flamingo Management, NV	Dutch West Indies
Diamond Resorts Franz Klammer Development, LLC	Delaware
Diamond Resorts GK Development, LLC	Delaware
Diamond Resorts Grand Beach I Development, LLC	Delaware
Diamond Resorts Grand Beach II Development, LLC	Delaware
Diamond Resorts Greensprings Development, LLC	Delaware
Diamond Resorts Hawaii Collection Development, LLC	Delaware
Diamond Resorts Hilton Head Development, LLC	Delaware
Diamond Resorts HK, LLC	Nevada
Diamond Resorts Holdings, LLC	Nevada
Diamond Resorts International Club, Inc.	Florida
Diamond Resorts International Marketing, Inc.	California
Diamond Resorts International Marketing Mexico, LLC	Nevada
Diamond Resorts International, LLC	Nevada
Diamond Resorts, LLC	Nevada
Diamond Resorts Issuer 2008, LLC	Delaware

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
Diamond Resorts Italia SRL	Italy
Diamond Resorts IW Holding Company	Delaware
Diamond Resorts Kona Development, LLC	Delaware
Diamond Resorts Kona II Development, LLC	Delaware
Diamond Resorts Las Vegas Development, LLC	Delaware
Diamond Resorts Management and Exchange Holding Company	Delaware
Diamond Resorts Management, Inc.	Arizona
Diamond Resorts Mediterranean Holdings Ltd	Cyprus
Diamond Resorts Mediterranean PLC	Cyprus
Diamond Resorts Mediterranean Management Ltd	Cyprus
Diamond Resorts Vacations Touristic EPE	Greece
Diamond Resorts MGV Development, LLC	Nevada
Diamond Resorts Mortgage Holdings, LLC	Delaware
Diamond Resorts Mystic Dunes Development, LLC	Nevada
Diamond Resorts Oceanaire Development, LLC	Delaware
Diamond Resorts Ocean Beach Club Development, LLC	Delaware
Diamond Resorts Owner Trust 2011-1	Delaware
Diamond Resorts Owner Trust 2013-1	Delaware
Diamond Resorts Owner Trust 2013-2	Delaware
Diamond Resorts Owner Trust 2014-1	Delaware
Diamond Resorts Owner Trust 2015-1	Delaware
Diamond Resorts Owner Trust 2015-2	Delaware
Diamond Resorts Palm Development, NV	Dutch West Indies
Diamond Resorts Palm Management, NV	Dutch West Indies
Diamond Resorts Palm Springs Development, LLC	Delaware
Diamond Resorts Poco Diablo Development, LLC	Delaware
Diamond Resorts Poipu Development, LLC	Delaware
Diamond Resorts Polo Development, LLC	Nevada
Diamond Resorts Port Royal Development, LLC	Delaware
Diamond Resorts Portugal Clube de Ferias, Lda	Portugal
Diamond Resorts Powhatan Development, LLC	Delaware
Diamond Resorts Rancho Manana Development, LLC	Delaware
Diamond Resorts Real Estate Academy, LLC	Delaware
Diamond Resorts Residual Assets Development, LLC	Delaware
Diamond Resorts Residual Assets Finance, LLC	Delaware
Diamond Resorts Residual Assets M&E, LLC	Delaware
Diamond Resorts Ridge on Sedona Development, LLC	Delaware
Diamond Resorts Ridge Pointe Development, LLC	Delaware
Diamond Resorts River Club Development, LLC	Delaware
Diamond Resorts Sales Italy SRL	Italy
Diamond Resorts San Luis Bay Development, LLC	Delaware
Diamond Resorts Santa Fe Development, LLC	Delaware

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
Diamond Resorts Sapphire Valley Development, LLC	Delaware
Diamond Resorts Scottsdale Development, LLC	Delaware
Diamond Resorts Sedona Springs Development, LLC	Delaware
Diamond Resorts Sedona Summit Development, LLC	Delaware
Diamond Resorts Seller 2009-1, LLC	Delaware
Diamond Resorts Seller 2011-1, LLC	Delaware
Diamond Resorts Seller 2013-1, LLC	Delaware
Diamond Resorts Seller 2013-2, LLC	Delaware
Diamond Resorts Seller 2014-1, LLC	Delaware
Diamond Resorts Seller 2015-1, LLC	Delaware
Diamond Resorts Seller 2015-2, LLC	Delaware
Diamond Resorts St. Croix Development, LLC	Delaware
Diamond Resorts Steamboat Development, LLC	Delaware
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware
Diamond Resorts Tahoe Seasons Development, LLC	Delaware
Diamond Resorts Tempus Owner Trust 2013	Delaware
Diamond Resorts Tempus Seller 2013, LLC	Delaware
Diamond Resorts Teton Club Development, LLC	Nevada
Diamond Resorts Turtle Cay Development, LLC	Delaware
Diamond Resorts U.S. Collection Development, LLC	Delaware
Diamond Resorts U.S. Collection-Hawaii Development, LLC	Delaware
Diamond Resorts Villa Mirage Development, LLC	Delaware
Diamond Resorts Villas of Sedona Development, LLC	Delaware
Diamond Resorts Voyages SARL	France
Diamond Resorts West Maui Development, LLC	Delaware
DPM Acquisition Mexico, S. de R.L. de C.V.	Mexico
DPM Acquisition, LLC	Delaware
DPM Holdings, LLC	Delaware
DPM Loanco, LLC	Delaware
DPM RP Subsidiary, LLC	Delaware
DRI Quorum 2010, LLC	Delaware
Extraordinary Escapes Corporation	Delaware
Floriana Holdings Ltd.	Gibraltar
Florida Diamond Resorts Management, LLC	Florida
FLRX, Inc.	Washington
Foster Shores, LLC	Missouri
Four C’s Hospitality, LLC	Nevada
Galaxy Exchange Company	Florida
George Acquisition Subsidiary, Inc.	Nevada
Gesycon SA	Spain
Ginger Creek, LLC	Delaware
Grand Escapes, LLC	Delaware

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
Hellene Ltd	Gibraltar
HK F&B Services, LLC	Delaware
Hospitality Management and Consulting Service, LLC	Nevada
ILX Resorts Acquisition, S. de R.L. de C.V.	Mexico
ILX Acquisition, Inc.	Delaware
ILX Acquisition, LLC	Delaware
International Timeshares Marketing, LLC	Delaware
Intrawest Resort Ownership U.S. Corporation	Delaware
Intrawest Trading Company, Inc.	Delaware
Intrawest Ventures, Inc.	Delaware
IOI Funding I, LLC	Florida
IOI Funding II, LLC	Florida
Island One Development, LLC	Nevada
Island One Resorts Management Corporation	Florida
Island One, Inc.	Florida
Labrador Inversiones Inmobiliarias Costa del Sol SL	Spain
Lake Tahoe Resort Partners, LLC	California
Los Amigos Beach Club Ltd	Isle of Man
Los Amigos Beach Club Management Ltd	Isle of Man
LS International Resort Management Ltd	England and Wales
Mazatlan Development Inc.	Washington
Mercadotechnia de Hospedaje S.A. de C.V. (dormant)	Mexico
MMG Development Corp.	Florida
Mystic Dunes Myrtle Beach, LLC	Delaware
Mystic Dunes Receivables, LLC	Delaware
Mystic Dunes, LLC	Delaware
Navigo Vacation Club, Inc.	Florida
Nevada HK F&B Services, LLC	Nevada
Operating DPM, S. de R.L. de C.V.	Mexico
Poipu Resort Partners, L.P.	Hawaii
Potter’s Mill, Inc.	Bahamas
Resort Management International, Inc.	California
Resort Ventures, L.P.	California
Resorts Development International, Inc.	Nevada
Sales DPM, S. de R.L. de C.V.	Mexico
Secure Firstcon, Inc.	Delaware
Secure Middlecon, Inc.	Delaware
Sunterra Cabo Development S. de R.L. de C.V.	Mexico
Sunterra Cabo Management Company S. de R.L. de C.V.	Mexico
Sunterra Depositor 2007, LLC	Delaware
Sunterra Issuer 2007, LLC	Delaware
Sunterra Mexico Group Holdings S. de R.L. de C.V.	Mexico

Subsidiaries of the Company

Name	Jurisdiction of Incorporation or Organization
Sunterra Ownership LLC	Delaware
Sunterra SPE 2004-1 LLC	Delaware
Sunterra SPM, Inc.	Delaware
Tempus Acquisition, LLC	Delaware
Tempus Holdings, LLC	Delaware
Torres Vallarta S.A. de C.V.	Mexico
Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V. (dormant)	Mexico
Vacation Club Partnerships	England and Wales
Torres Vallarta Tower Three S.A. de C.V.	Mexico
Torres Vallarta Tennis Club S.A. de C.V.	Mexico
Vacation OTA, LLC	Nevada
Vilar Do Golf Empreendimentos Turisticos, LDA	Portugal
Walsham Lake, LLC	Missouri
West Maui Resort Partners, L.P.	Delaware
World Discovery Kids Club, LLC	Delaware